THE VANTAGEPOINT FUNDS Select Value Fund Ticker Symbol: Investor Shares: VPSVX T Shares: VQSVX
SUMMARY PROSPECTUS • May 1, 2015 as revised January 4, 2016
Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2015 as revised January 4, 2016, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.
Investment Objective
To offer long-term growth from dividend income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.57%	0.57%
Other expenses	0.15%	0.40%
Total annual fund operating expenses	0.72%	0.97%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$74	$230	$401	$ 894
Investor Shares	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund oper-
ating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 65.91% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through the reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap® Value Index. The Fund may invest up to 10% of its net assets in real estate investment trusts.
The Fund also may invest in:
•	foreign equity securities;
•	U.S. preferred stock;
•	U.S. convertible securities; and
•	small-capitalization equity securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Summary Prospectus May 1, 2015 as revised January 4, 2016	1	Vantagepoint Select Value Fund

Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Equity Income/Interest Rate Risk—The Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Style Risk—In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.
REITs Risk—Real estate investment trusts (“REITs”) are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
19.31%	-23.61%
(2nd Qtr 2009)	(4th Qtr 2008)

Summary Prospectus May 1, 2015 as revised January 4, 2016	2	Vantagepoint Select Value Fund

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	Since Fund Inception (October 30, 2007)
Select Value Fund
Investor Shares — Return before taxes	8.11%	15.31%	7.99%
Investor Shares — Return after taxes on distributions	3.84%	13.36%	6.65%
Investor Shares — Return after taxes on distributions and sale of fund shares	7.20%	12.08%	6.20%
T Shares — Return before taxes	8.32%	15.41%	8.05%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	8.05%
Morningstar Mid-Cap Value Funds Average (reflects no deduction for taxes)	9.31%	15.05%	6.98%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Artisan Partners Limited Partnership
Name	Title with Subadviser	Length of Service
James C. Kieffer, CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
Scott C. Satterwhite, CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
George O. Sertl, Jr., CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
Daniel L. Kane, CFA	Portfolio Manager	Portfolio Manager of the Fund since May 2013

Systematic Financial Management, L.P.
Name	Title with Subadviser	Length of Service
Ronald Mushock, CFA	Managing Partner Portfolio Manager	Portfolio Manager of the Fund since October 2007
D. Kevin McCreesh, CFA	Managing Partner Chief Investment Officer	Portfolio Manager of the Fund since October 2007

WEDGE Capital Management L.L.P.
Name	Title with Subadviser	Length of Service
Paul M. VeZolles, CFA	General Partner and Co-Lead Mid-Cap Analyst	Portfolio Manager of the Fund since October 2007
John G. Norman	General Partner and Portfolio Manager	Portfolio Manager of the Fund since October 2007
Martin L. Robinson, CFA	General Partner and Portfolio Manager	Portfolio Manager of the Fund since October 2007
Brian J. Pratt, CFA	Co-Lead Mid-Cap Analyst	Portfolio Manager of the Fund since March 2015
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) the VantageTrusts; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; (4) the Model Portfolio Funds and Milestone Funds; and (5) ICMA Retirement Corporation. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Summary Prospectus May 1, 2015 as revised January 4, 2016	3	Vantagepoint Select Value Fund

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Summary Prospectus May 1, 2015 as revised January 4, 2016	4	Vantagepoint Select Value Fund